EXHIBIT 10.21

                                                                    Attachment 2

                             FIRST AMENDMENT TO THE

                               RESTATEMENT OF THE

                 CARVER FEDERAL SAVINGS BANK 401(K) SAVINGS PLAN

                               W I T N E S S E T H

      WHEREAS, the terms of the 401(k) retirement plan maintained by Carver Federal Savings Bank (hereinafter referred to as the "Employer") are set forth under a written restatement generally effective the 1st day of January, 1997; and

      WHEREAS, the Employer desires to amend that plan pursuant to Article XI in order to recognize the removal of RSI Retirement Trust as trustee of plan assets not held under the separate trust for company stock and to make such modifications associated with that removal and establishment of a new trust agreement;

      NOW THEREFORE, it is agreed by the parties hereto that the aforesaid restatement hereby amended in the following respects, effective as of the 1st day of July, 2002.

FIRST: Section 1.6 is hereby deleted and replaced by the following:
-----

"1.6 AGREEMENT means the Carver Federal Savings Bank 410(k) Savings Plan Trust as established effective July 1, 2002 and as shall be amended from time to time. The Agreement shall be incorporated herein and constitute a part of the Plan."

SECOND: Section 1.49 is hereby deleted and replaced by the following:
------

"1.49 PLAN means the Carver Federal Savings Bank 401(k) Savings Plan, as herein restated and as it may be amended from time to time."

THIRD: Section 1.69 is hereby deleted and replaced by the following:
-----

"1.69 TRUSTEES means the Trustees of the Carver Federal Savings Bank 401(k)
      Savings Plan Trust."

FOURTH: The first paragraph pf Section 9.4 is hereby deleted and replaced by the ------ following:

      "The Sponsoring Employer shall designate one or more persons to act as Plan Administrator and to perform those functions set forth in the Agreement, the Plan or the Separate Agreement

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      that are assigned to the Plan Administrator."

      This Amendment is executed as of the 26th day of June, 2002 and shall be effective as set forth above.

                                                CARVER FEDERAL SAVINGS BANK.


                                                BY: /s/ Deborah C. Wright
                                                   -----------------------------
                                                   Deborah C. Wright
                                                   President

ATTEST:                                         (Corporate Seal)

/s/ Linda Dunn
------------------------
Linda Dunn
Secretary